SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 14, 2001

NATIONAL FUEL GAS COMPANY
(Exact name of registrant as specified in its charter)

New Jersey                          1-3880                         13-1086010
State or other jurisdiction         (Commission File               (IRS Employer or
incorporation)                      Number)                        Identification No.)

           10 Lafayette Square, Buffalo, New York         14203
           (Address of principal executive offices)       (Zip Code)

        Registrant's telephone number, including area code: (716) 857-7000
ITEM 5.   OTHER EVENTS

         On June 14, 2001, National Fuel Gas Company issued a press release concerning the approval by the Company’s Board of Directors of a two-for-one stock split and an increase in the regular quarterly dividend. A copy of the press release is hereby incorporated by reference and made a part of this filing as Exhibit 99.

         Neither the filing of any press release as an exhibit to this Current Report nor the inclusion in such press release of a reference to the Company’s internet address shall, under any circumstances, be deemed to incorporate the information available at such internet address into this Current Report. The information available at the Company’s internet address is not part of this Current Report or any other report filed by the Company with the Securities and Exchange Commission.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.
         (c)  Exhibits

         Exhibit 99 - Press Release issued June 14, 2001 regarding the approval of the National Fuel Gas Company's Board of Directors for a two-for-one
         stock split and an increase in the regular quarterly dividend.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        NATIONAL FUEL GAS COMPANY

                                         By:  /s/ James R. Peterson
                                            -----------------------------------
                                            James R. Peterson
                                            Assistant Secretary

                                  EXHIBIT INDEX

         Exhibit Number      Description

         99(a)               Press Release issued June 14, 2001 regarding the approval
                             by the National Fuel Gas Company's Board of Directors of
                             a two-for-one stock split and an increase in the regular
                             quarterly dividend